Exhibit 99.1

Verano to Commence Trading on Cboe Canada on October 18, 2023

Company Executives to Ring Opening Bell in Toronto, Marking Verano’s First Day of Trading on Cboe Canada

CHICAGO, October 16, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, announced that it has received final approval to commence trading of its Class A subordinate voting shares (the “Shares”) on Canada’s Neo Exchange Inc., operating as Cboe Canada (“Cboe Canada”), on October 18, 2023. The Shares will continue trading in Canada on Cboe Canada under the same symbol “VRNO” and in the U.S. on the OTCQX under the same symbol “VRNOF.”

“Today marks a significant step forward in Verano’s evolution as we continue to elevate our capital markets strategy,” said George Archos, Verano Founder and Chief Executive Officer. “We thank the Canadian Securities Exchange for their partnership during our initial launch into the public markets and look forward to forging our new partnership with Cboe Canada, which is part of a global platform across 26 markets. We believe this move will benefit our shareholders and we will continue to explore options to further strengthen our dynamic capital markets strategy, which we have built to evolve alongside our rapidly changing industry.”

The Shares will delist from the Canadian Securities Exchange at the close of market on October 17, 2023, before commencing trading on Cboe Canada the morning of October 18, 2023. Trading of the Company’s securities is not expected to be disrupted in any way and current shareholders do not need to take any action.

The bell ringing ceremony can be viewed at 9:20 a.m. ET at: https://cboe.zoom.us/webinar/register/5316973125648/WN_qTKn3oQdSm6v3KoJ5BToHQ#/registration

About Verano

Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

VP, Investor Relations

investors@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q for 2023 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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